UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	March 3, 2017

AMERICAN SOFTWARE, INC.
(Exact name of registrant as specified in its charter)
Georgia	0-12456	58-1098795
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
470 East Paces Ferry Road, N.E. Atlanta, Georgia	30305
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(404) 261-4381

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 (b) – Effective March 3, 2017, J. Michael Edenfield has taken a medical leave of absence from the position of President and Chief Executive Officer of American Software, Inc.

Item 5.02 (c) - Effective March 3, 2017, Allan Dow (age 53) has been elected to the office of President of American Software, Inc.  Mr. Dow has served as the President of the Company’s Logility Inc., unit since August 2015 and as that Company’s Executive Vice President of Sales since joining Logility in 2000.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 (b) and (c) Exhibit.

The following Exhibit is filed as part of this Report:

Exhibit No.	Description
99.1	Press Release of American Software, Inc., March 3, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SOFTWARE, INC.
(Registrant)

Date:	March 6, 2017	By:	/s/ Vincent C. Klinges
Vincent C. Klinges
Chief Financial Officer

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